UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 23, 2005

Matritech, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12128	4-2985132
(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street Newton, Massachusetts	02460
(Address of Principal Executive Offices)	(Zip Code)

(617) 928-0820

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On June 23, 2005, the Registrant, through its wholly owned subsidiary, Matritech GmbH, provided notice of non-renewal of the Distribution Agreement by and between ADL, a division of Matritech GmbH, and Hitachi Chemical Diagnostics, Inc. (the “Agreement”). By this notice, the Registrant has terminated its distribution obligations, effective September 30, 2005, for allergy testing products of Hitachi Chemical Diagnostics, Inc. In the absence of notice, the Agreement would have automatically been renewed for an additional two-year term. The Agreement will now expire on September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: June 28, 2005
By: /s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer